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                                  EXHIBIT 10.3




                                                  [LOGO]

                                                  FINOVA Capital Corporation
                                                  115 West Century Road
                                                  P.O. Box 907
                                                  Paramus, New Jersey 07653
                                                  Telephone (201) 634-3300


EQUIPMENT LEASE

No. C0856001


             FINOVA Capital Corporation, (herein called "Lessor"), with its principal place of business at Dial Tower, Dial Corporate Center, Phoenix, Arizona, hereby agrees to lease to the Lessee named on the signature page hereof (herein called "Lessee") and Lessee hereby agrees to lease and rent from Lessor, the equipment described on any attached schedule(s), (herein with all replacement parts, repairs, additions, and accessories called "Equipment"), on the terms and conditions hereof and as set forth on any schedule (herein called "Schedule"). Lessee agrees that, at the option of Lessor, any Schedule shall be a separately enforceable Lease which incorporates all of the terms and conditions set forth herein.


   1. ORDERING AND INSTALLATION OF EQUIPMENT. Lessee hereby requests Lessor to order the Equipment from a supplier (herein called "Supplier"), and to arrange for delivery thereof to Lessee at Lessee's expense. Lessee agrees to install or cause the Equipment to be installed at the location set forth on the Schedule thereof (the "Location") at Lessee's cost.

   2. DISCLAIMER OF WARRANTIES AND WAIVER OF DEFENSES.

   LESSOR, NEITHER BEING THE MANUFACTURER, NOR A SUPPLIER, NOR A DEALER IN
THE EQUIPMENT, MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO ANYONE, AS TO
DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP. LESSOR ALSO DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE. LESSOR FURTHER DISCLAIMS ANY LIABILITY FOR LOSS, DAMAGE OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF ANY DEFECTS, LATENT OR OTHERWISE, IN THE EQUIPMENT WHETHER ARISING FROM THE APPLICATION OF THE LAWS OF STRICT LIABILITY OR OTHERWISE. AS TO THE LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS". LESSEE ACKNOWLEDGES THAT LESSEE HAS SELECTED THE SUPPLIER OF THE EQUIPMENT AND THAT LESSOR HAS NOT RECOMMENDED SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST OR SERVICE THE EQUIPMENT. REGARDLESS OF CAUSE, LESSEE AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS PATENT. LESSOR MAKES NO
WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES. If the Equipment is unsatisfactory for any reason, Lessee shall make claim on account thereof solely against the manufacturer, the Supplier or any dealer and shall nevertheless pay Lessor all rent and other charges payable under the



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Lease. Lessor hereby assigns to Lessee, any rights which Lessor may have against the Supplier, the manufacturer or any dealer for breach of warranty or other representations respecting the Equipment. Lessee understands and agrees that neither the Manufacturer, the Supplier, any dealer nor any agent of the foregoing is an agent of Lessor or is authorized to waive or alter any term or condition of this Lease.

    3. TERM AND RENT. The Lease term of each Schedule shall commence as of the date that any of the Equipment under such Schedule is delivered to Lessee or Lessee's Agent, or such later date as Lessor designates in writing (the "Commencement Date") and shall continue until the obligations of Lessee under this Lease shall have been fully performed. Advance rentals shall not be refundable if the Lease term for any reason does not commence or if this Lease or any Schedule is duly terminated by Lessor. The sum of all periodic installments of rent indicated on any Schedule shall constitute the aggregate rent reserved. The aggregate rent reserved shall be payable periodically in advance, in the installments indicated on any Schedule, the first such payment being due on the Commencement Date, or such later date as Lessor designates in writing (the "First Payment Date"), and subsequent payments shall be due on the same day of each successive rent period thereafter until the balance of the rent and any charges or expenses payable by Lessee under this Lease shall have been paid in full. If the First Payment Date is later than the Commencement Date, Lessee shall, on the First Payment Date, in addition to the periodic rent, pay Lessor interim rent from the Commencement Date to the First Payment Date at a daily rate equal to the periodic installment of rent divided by the number of days of the period. Lessee's obligation to pay all rent shall be absolute and unconditional and not subject to any abatement, set-off, defense or counterclaim for any reason whatsoever.

    4. NON-CANCELABLE LEASE. NEITHER THE LEASE NOR ANY SCHEDULE CAN BE CANCELED BY LESSEE DURING THE TERM HEREOF OR THEREOF.

    5. LESSOR TERMINATION BEFORE EQUIPMENT ACCEPTANCE. If within ninety (90) days from the date Lessor orders the Equipment, the same has not been delivered, installed and accepted by Lessee (in form satisfactory to Lessor) for all purposes of this Lease, Lessor may, on ten (10) days' written notice to Lessee, terminate this Lease and the related Schedule and its obligations to Lessee.

    6. TITLE, RECORDING, DOCUMENTATION, ADMINISTRATIVE FEES AND PERSONAL PROPERTY. The Equipment is, and shall at all times remain, the property of Lessor, and except as herein set forth, Lessee shall have no right, title or interest therein. If Lessor supplies Lessee with labels indicating that the Equipment is owned by Lessor, Lessee shall affix such labels to and keep them in a prominent place on the Equipment. Lessee hereby authorizes Lessor to insert in this Lease or any Schedule the serial numbers, and other identification data, of Equipment when determined by Lessor. In order to perfect Lessor's security interest in the Equipment in the event this Lease is determined to be a security agreement, Lessee hereby grants Lessor a security interest in the Equipment and authorizes Lessor, at Lessee's expense, to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recorded, and grants Lessor, where permitted, the right to execute Lessee's name thereto. Lessee agrees to pay or reimburse Lessor for its costs and out of pocket expenses relating to any searches undertaken by Lessor, or any filing, recording, stamp fees or taxes arising from the filing or recording of any such instrument or statement and any other costs, expenses or charges incurred by Lessor in documenting, administering and terminating this Lease. Lessee shall, at its expense, protect and defend Lessor's title to the Equipment against all persons claiming against or through Lessee, at all times keeping the Equipment free from any legal process or encumbrance whatsoever including but not limited to liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby. Upon Lessor's request, Lessee shall execute or obtain from third parties and deliver to Lessor such further instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of Lessor's rights hereunder. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon.


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    7. CARE, USE, LOCATION AND ALTERATION. Lessee shall, at its sole cost and expense, service, repair, overhaul and maintain each item of Equipment in good operating order and in the condition when delivered to Lessee, ordinary wear and tear excepted. All such maintenance shall be consistent with prudent industry practice and all maintenance practices recommended by the Supplier or manufacturer and meet all legal and regulatory requirements. Upon request, Lessee shall provide Lessor with evidence of such compliance. Lessee shall maintain logs of the maintenance and service of the Equipment and permit Lessor, on reasonable prior notice to inspect the Equipment and the right to make copies of the logs and service reports. Lessee shall forthwith correct any deficiencies disclosed by such inspection. Lessee shall use the Equipment solely for business purposes, in compliance with all applicable laws, ordinances, regulations, and the conditions of all insurance policies required to be maintained by Lessee pursuant to the Lease. Lessee shall make all additions, modifications and improvements to the Equipment required by applicable law and except for such required changes, shall not alter the Equipment without Lessor's prior written consent. Lessee shall replace all worn, lost, stolen or destroyed parts of the Equipment with replacement parts at least meeting the standards required herein, all of which shall become the property of Lessor, except for such additions, modifications and improvements that can be readily removed without causing damage to, or impairing the commercial value or utility of, such Equipment, which shall remain Lessee's property and may be removed by Lessee at its expense before the Equipment is surrendered to Lessor. Lessee shall repair all damage to any item resulting from such installation or removal. If Lessee has not purchased an item of Equipment pursuant to any option to purchase granted to Lessee at the end of the Lease term for such item, Lessor shall be entitled to purchase any such addition, modifications and improvements from Lessee for its then fair market value. The Equipment shall not be removed from the Location without Lessor's prior written consent.

    8. NOTICE AND CONDITIONS OF REDELIVERY. Lessee shall provide Lessor not less than One Hundred Twenty (120) days prior written notice of its intention to exercise its option to purchase the Equipment if granted on the related Schedule or return the Equipment to Lessor (the "Required Notice"). If Lessee shall have timely provided such Required Notice and has elected to return the Equipment to Lessor upon the expiration of the Term of the Schedule, Lessee shall, at its sole expense, return the Equipment covered thereby, freight prepaid, to Lessor in a manner and to a location within the continental United States designated by Lessor in the condition and repair required by the terms of this Lease, free of all liens and advertising insignia. If Lessee shall fail to return any item of Equipment as provided herein, Lessee shall be responsible for all cost and expense incurred by Lessor in returning the Equipment to such required condition or any reduction in value as a result thereof. If the Equipment or its component parts were packed or crated for shipping when new, Lessee shall pack or crate the same carefully and in accordance with any recommendations of the Supplier or manufacturer before redelivering the item to Lessor. Lessee shall also deliver to Lessor the plans, specifications, operating manuals, software documentation, discs, warranties and other documents furnished by the manufacturer or Supplier of the Equipment and such other documents in Lessee's possession relating to the maintenance and method of operation of such Equipment. At Lessor's written request, Lessee shall provide free storage for any item of Equipment for a period not to exceed sixty (60) days after the expiration of the Schedule term before returning such item to Lessor and permit Lessor access to the Equipment for inspection and/or resale. If Lessee fails to timely provide such Required Notice the Equipment shall continue to be held and leased hereunder, and this Lease and the related Schedule term shall thereupon be extended for a period ending one hundred twenty (120) days following receipt by Lessor of Lessee's notice of intent to return the Equipment, for the fair market rental value of the Equipment as determined by Lessor not to exceed the periodic installment of rent with respect to such Equipment for such period. If Lessee has timely provided the Required Notice but upon expiration Lessee does not immediately return the Equipment to Lessor, (unless otherwise requested by Lessor) the Equipment shall continue to be held and leased hereunder, and this Lease and the related Schedule term shall thereupon be extended for successive thirty (30) day periods at the fair market rental value of the Equipment as determined by Lessor not to exceed the periodic installment of rent with respect to such Equipment for such period.

    9. RISK OF LOSS. Lessee shall bear all risks of loss of and damage to the Equipment from any cause and the occurrence of such loss or damage shall not relieve Lessee of any obligation hereunder. In the event of loss or damage, Lessee, at its option, provided it is not in default hereunder, otherwise at



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Lessor's option, shall: (a) place the damaged Equipment in good repair, condition and working order; or (b) replace lost or damaged Equipment with like equipment in good repair, condition and working order with documentation creating clear title thereto in Lessor; or (c) pay to Lessor the then present value computed at five (5%) percent per annum of both the unpaid balance of the aggregate rent reserved under the Lease and related Schedule and the value of Lessor's residual interest in the Equipment. Upon Lessor's receipt of such payment, Lessee and/or Lessee's insurer shall be entitled to Lessor's interest in said item for salvage purposes, in its then condition and location, as is, without warranty, express or implied.

     10. INSURANCE. Until redelivered to Lessor, Lessee shall maintain and deliver evidence to Lessor of such insurance required by, written by insurers, and in amounts satisfactory to Lessor. Should Lessee fail to provide such insurance coverage, Lessor may obtain coverage for part or all of the term of this Lease or any Schedule or such period beyond the term as is required by the insurance company issuing such coverage protecting interests of Lessor and Lessee or the interest of Lessor only. The proceeds of such insurance, at the option of Lessee, provided it is not in default hereunder, otherwise at Lessor's option, shall be applied toward (i) the replacement, restoration or repair of the Equipment or (ii) payment of the obligations of Lessee hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claims for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance policies.

     11. NET LEASE; TAXES. Lessee intends the rental payments hereunder to be net to Lessor, and Lessee shall pay all sales, use, excise, stamp, documentary and ad valorem taxes, license and registration fees, assessments, fines, penalties and similar charges imposed on the ownership, possession or use of the Equipment during the term of this Lease or any Schedule; shall pay all taxes (except Lessor's Federal or State net income taxes) imposed on Lessor or Lessee with respect to the rental payments hereunder, and shall reimburse Lessor upon demand for any taxes paid by or advanced by Lessor. Unless Lessee is otherwise directed by Lessor, in writing, Lessor shall file for and pay all personal property taxes assessed with respect to the Equipment during the term of this Lease and Lessee shall, upon Lessor's demand, forthwith reimburse Lessor for the full amount of such taxes without regard to any discounts obtained by Lessor due to early payment or otherwise. Lessor may, if it elects, estimate such personal property taxes and bill Lessee periodically in advance therefor.

    12. INDEMNITY. Lessee shall hold Lessor harmless from, indemnify and defend Lessor against, any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees arising out of, connected with or resulting from the Equipment or this Lease or any Schedule, including, without limitation, the manufacture, selection, delivery, possession, use, operation or return of the Equipment. These indemnities shall survive the termination or expiration of this Lease or any Schedule.

    13. DEFAULT AND REMEDIES. If (i) Lessee defaults in any payment required under this Lease or any Schedules or under any other lease or agreement between Lessor and Lessee, or (ii) Lessee breaches any of the representations or warranties contained herein or fails to perform any of the terms, covenants or conditions of this Lease or any Schedule or (iii) a petition in bankruptcy, arrangement, insolvency or reorganization is filed by or against Lessee or any guarantor of Lessee's obligations hereunder, or (iv) Lessee or any guarantor of Lessee's obligations makes an assignment for the benefit of creditors, or (v) without Lessor's written consent, Lessee sells all or a substantial part of Lessee's assets or a majority of Lessee's voting stock is transferred, or (vi) during the term of the Lease or any Schedule there is a material adverse change in the financial condition of Lessee or any guarantor of Lessee's obligations, or (vii) an "Event of Default", [as defined in the Secured Business Loan Agreement dated as of March 4, 1998, as may be amended from time to time, (the "Credit Agreement"), between Lessee and Bank of America National Trust and Savings Association (the "Lender")], (after all applicable cure periods have run), shall be a default under the Lease. Lessee will promptly deliver to Lessor copies of all notices received by Lessee from the Lender or delivered by Lessee (or officer of Lessee) to the Lender to the effect that an Event of Default has occurred under the Credit Agreement, Lessee will also promptly deliver to Lessor written notice of the occurrence of any such Event of Default, if Lessee has not otherwise notified Lessor in accordance with the immediately preceding sentence, then Lessor may, to the extent permitted by law, exercise any one or more of the


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following remedies: (a) to declare the entire balance of rent for the full term of any or all Schedules covered hereby immediately due and payable and to similarly accelerate the balances under any other leases or agreements between Lessor and Lessee without notice or demand, (b) to sue for and recover all rents, and other monies due and to become due under any or all Schedules hereunder and the residual value of the Equipment covered thereby discounted to the date of default at five (5%) percent per annum; (c) to require Lessee at Lessee's expense, to assemble all the Equipment at a place reasonably designated by Lessor, (d) to remove any physical obstructions for removal of the Equipment from the place where the Equipment is located and take possession of any or all items of Equipment, without demand or notice, wherever same may be located, disconnecting and separating all such Equipment from any other property, with or without any court order or pre-taking hearing or other process of law, it being understood that facility of repossession in the event of default is a basis for the financial accommodation reflected by this Lease. Lessee hereby waives any and all damages occasioned by such retaking. Lessor may, at its option, use, ship, store, repair or lease all Equipment so removed and sell or otherwise dispose of any such Equipment at a private or public sale. Lessor may expose and resell the Equipment at Lessee's premises at reasonable business hours without being required to remove the Equipment. In the event Lessor takes possession of the Equipment, Lessor shall give Lessee credit for any sums received by Lessor from the sale, or present value of the rental, of the Equipment computed at the implicit rate of the Schedule after deduction of the expenses of sale or rental. Lessee shall also be liable for and shall pay to Lessor on demand (a) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all expenses of repossession, storing, shipping, repairing and selling the Equipment, (b) Lessor's reasonable attorney's fees and
(c) interest on all sums due Lessor from the date of default until paid at the rate of one and one-half (1.5%) percent per month, but only to the extent permitted by law. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired Lease term and owing to such difficulty agree that the provisions of this paragraph represent an agreed measure of damages and are not to be deemed a forfeiture or penalty.

Whenever any payment hereunder is not made by Lessee within ten (10) days when due, Lessee agrees to pay to Lessor, not later than one month thereafter, an amount calculated at the rate of ten cents per one dollar of each such delayed payment, as an administrative fee to offset Lessor's collection costs, but only to the extent allowed by law. Such amount shall be payable in addition to all amounts payable by Lessee as a result of exercise of any of the remedies herein provided.

All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease. A waiver of default by Lessor on any one occasion shall not be deemed a waiver of any other or subsequent default. In the event this Lease is determined to be a security agreement, Lessor's recovery shall in no event exceed the maximum permitted by law.

    14. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. In the event Lessee fails to comply with any provision of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, all monies advanced or expended by Lessor, and all expenses of Lessor in effecting such compliance, shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next periodic payment of rent.

    15. ASSIGNMENT; QUIET ENJOYMENT. LESSOR MAY, WITHOUT LESSEE'S CONSENT, ASSIGN THIS LEASE OR ANY SCHEDULE AND/OR THE RENTALS DUE THEREUNDER OR SELL OR GRANT A SECURITY INTEREST IN THE EQUIPMENT AND LESSEE AGREES THAT NO ASSIGNEE OF LESSOR SHALL BE BOUND TO PERFORM ANY DUTY, COVENANT OR CONDITION OR WARRANTY (EXPRESS OR IMPLIED) ATTRIBUTABLE TO LESSOR AND LESSEE FURTHER AGREES NOT TO RAISE ANY CLAIM OR DEFENSE ARISING OUT OF THIS LEASE OR OTHERWISE AGAINST LESSOR AS A DEFENSE, COUNTERCLAIM OR OFFSET TO ANY ACTION BY ANY ASSIGNEE

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HEREUNDER. NOTWITHSTANDING ANY ASSIGNMENT BY LESSOR, PROVIDING LESSEE IS NOT IN
DEFAULT HEREUNDER, LESSEE SHALL QUIETLY ENJOY USE OF THE EQUIPMENT, SUBJECT TO THE TERMS AND CONDITIONS OF THE LEASE.

WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THE EQUIPMENT OR ANY INTEREST THEREIN, OR SUBLET OR LEND EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES.

    16. NOTICES. Service of all notices under this Lease shall be sufficient if given personally or mailed to the intended party at its respective address set forth herein, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective three
(3) days following the date when deposited in the United States mail, duly addressed and with postage prepaid.

    17. REPRESENTATIONS AND COVENANTS OF LESSEE. Lessee represents that all financial and other information furnished to Lessor was, at the time of delivery, true and correct. As soon as practicable, and in any event within ninety (90) days after the close of each fiscal year of Lessee, Lessee shall furnish to Lessor Tomahawk Corporation's consolidated annual audited reports for such year, including statements of income, retained earnings and changes in financial position of Lessee for such fiscal year and balance sheets as of the close of such fiscal year, reviewed without qualification by independent certified public accountants of recognized standing selected by Lessee and reasonably satisfactory to Lessor, together with (or included in such review) a written statement of such accountants substantially to the effect that (i) such accountants reviewed such financial statements in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as they considered necessary in the circumstances and (ii) in the opinion of such accountants such financial statements present fairly the financial position of Lessee as of the end of such fiscal year and the results of its operations and the changes in its financial position for the fiscal year then ended, in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year (except for changes in application in which such accountants concur).

Within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year, Lessee shall furnish to Lessor a copy of Tomahawk Corporation's interim financial statements, certified by an Executive Officer of Tomahawk Corporation or if Tomahawk Corporation chooses, audited as set forth above and certified by an Executive Officer of Tomahawk Corporation, in conformity with GAAP.

During the term of the Lease, Lessee shall provide Lessor with such additional financial statements as Lessor requests.

Lessee has taken all action necessary to assure that there will be no material adverse change to Lessee's business by reason of the advent of the year 2000, including without limitation that all computer-based systems, embedded microchips and other processing capabilities effectively recognize and process dates after April 1, 1999. At Lessor's request, Lessee shall provide to Lessor assurance reasonably acceptable to Lessor that Lessee's computer-based systems, embedded microchips and other processing capabilities are year 2000 compatible.


    18. GOVERNING LAW; JURISDICTION; VENUE; SERVICE OF PROCESS; WAIVER OF TRIAL BY JURY. THIS LEASE SHALL BE BINDING WHEN ACCEPTED IN WRITING BY THE LESSOR AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, PROVIDED, HOWEVER, IN THE EVENT THIS LEASE OR ANY PROVISION HEREOF IS NOT ENFORCEABLE UNDER THE LAWS OF THE STATE OF ARIZONA THEN THE LAWS OF THE STATE WHERE THE EQUIPMENT IS LOCATED SHALL GOVERN. ANY DISPUTE UNDER THIS LEASE SHALL BE LITIGATED BY LESSEE ONLY IN FEDERAL OR STATE COURTS


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LOCATED IN MARICOPA COUNTY, ARIZONA, AND LESSEE IRREVOCABLY SUBMITS TO THE
PERSONAL JURISDICTION OF SUCH COURTS AND WAIVES ANY OBJECTION THAT MAY EXIST AS TO VENUE OR CONVENIENCE OF SUCH FORUMS. NOTHING CONTAINED HEREIN SHALL PRECLUDE LESSOR FROM COMMENCING ANY ACTION IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL RETURN RECEIPT REQUESTED TO THE ADDRESS OF THE PARTY SET FORTH FOLLOWING THE SIGNATURES AT THE END OF THIS LEASE. TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION BY OR AGAINST LESSOR HEREUNDER.

    19. GENERAL. This Lease inures to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and assigns of the parties hereto. Time is of the essence of this Lease. This Lease and all Schedules attached hereto contain the entire agreement between Lessor and Lessee, and no modification of this Lease or any Schedule shall be effective unless in writing and executed by an executive officer of Lessor. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. In the event any provision of this Lease should be unenforceable, then such provision shall be deemed deleted, however, no other provision hereof shall be affected thereby.

   20. FINANCE LEASE STATUS. Lessor and Lessee agree that if Article 2A - Leases of the Uniform Commercial Code ("Code") governs the terms of this Lease, then this Lease will be deemed a "finance lease". By executing this Lease, Lessee acknowledges that (a) Lessor has advised Lessee of (i) the identity of the Supplier; (ii) that Lessee may have rights under the "supply contract" as defined in the Code, pursuant to which Lessor is purchasing the Equipment, and
(iii) that Lessee may contact the Supplier for a description of any such rights. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY THE CODE, INCLUDING SECTIONS 2A - 508 THROUGH 522 THEREOF.

   21. PUBLICITY. Lessor is hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.



LESSOR:                                 LESSEE:

FINOVA CAPITAL CORPORATION              TOMAHAWK II, INC.

BY:                                     BY: /s/ Michael H. Lorber
    -----------------------------           -------------------------------

PRINTED NAME:                           PRINTED NAME: Michael H. Lorber
             --------------------                     ---------------------

TITLE:                                  TITLE:      VP Finance & CFO
       --------------------------              ----------------------------

                                        Taxpayer Identification No.: 36-3873499
                                                                     ----------
ADDRESS:                                ADDRESS:

115 WEST CENTURY ROAD, P.O. BOX 907     8315 CENTURY PARK, COURT #200
PARAMUS, NEW JERSEY 07653               SAN DIEGO, CALIFORNIA  92123

DATE ACCEPTED:                          DATED:        11/19/98
               -------------------             --------------------------------


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                                    Exhibit A


                                                   FINOVA Capital Corporation
                                                   115 West Century Road
                                                   P.O. Box 907
                                                   Paramus, New Jersey 07653
                                                   Telephone (201) 634 3300



                              MASTER LEASE SCHEDULE


NO. C0856001 TO EQUIPMENT LEASE NO. C0856001 (THE "LEASE")

EQUIPMENT LEASED                                        SUPPLIER:
See Schedule "A" attached hereto                        CNC Associates, Inc.
                                                        2800 Sturgis Road
                                                        Oxnard, CA 93030

LOCATION OF EQUIPMENT
8315 Century Park
Court #200
San Diego, CA 92123

TERM OF SCHEDULE: FORTY-EIGHT (48) MONTHS


SIX (6) SUCCESSIVE MONTHLY RENTAL PAYMENTS EACH IN THE AMOUNT OF $6,435.43 FOLLOWED BY FORTY-TWO (42) SUCCESSIVE MONTHLY RENTAL PAYMENTS EACH IN THE AMOUNT OF $11,329.53, SUBJECT TO THE INDEXING PROVISION CONTAINED HEREIN, PAYABLE IN ARREARS.



                         ADDITIONAL TERMS AND CONDITIONS

1. LEASE OF EQUIPMENT. Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease and rent from Lessor the Equipment listed above, or on any Schedule attached hereto, for the term and the rental payments provided herein, all subject to the terms and conditions of the Lease.

2. OPTION TO PURCHASE. Provided Lessee is not in default under the Lease or this Schedule or under any other Lease or agreement with Lessor, Lessee shall have the right, at the expiration of the Term of this Schedule or any extended term thereof, upon not less than 120 days' prior written notice to Lessor, to purchase the Equipment leased hereunder, in whole but not in part, on an as-is, where-is basis for the fair market value thereof which the parties agree is $1.00.

3. ADDITIONAL TERMS WITH RESPECT TO THE CARE AND USE OF THE EQUIPMENT. In addition to Lessee's obligations under Paragraph 7 of the Lease, Lessee shall
(i) lubricate the Equipment on a basis that conforms to the maintenance manual and/or lubrication schedule recommended by the manufacturer of the Equipment, and (ii) purchase replacement parts only from sources approved by the manufacturer. Copies of all purchase orders for such replacement parts are to be retained in Lessee's file relating to the Equipment.

4. ADDITIONAL TERMS WITH RESPECT TO THE CONDITIONS OF REDELIVERY. In addition to Lessee's obligations under Paragraph 8 of the Lease, Lessee shall (i) dismantle and handle the Equipment in accordance with the manufacturer's specifications or normal industry accepted practices for new equipment. Any special transportation devices, such as metal skids, lifting slings, brackets, etc., which were with the Equipment when it was delivered or equivalent devices must be used; (ii) block all sliding members, secure all swinging doors, pendants and other swinging components, wrap, box, band and label all components and documents in an appropriate manner to facilitate the efficient reinstallation of the components; (iii) remove all process fluids from the Equipment and dispose of the same in accordance with prevailing waste disposal laws and regulations; (iv) clean and dry sumps and tanks; (v) not ship any "Hazardous Waste" materials with the equipment; (vi) fill all internal fluids such as lube oil and hydraulic oil to operating levels, secure filler caps and seal disconnected hoses; (vii) wire together all lock keys and secure the same to a major external component of the equipment; (viii) cause the Equipment to be complete, fully functional with no missing components or attachments, rust free with all boots, guards and seals clean and with all batteries for control memories fully charged.

     Lessor shall have the right to attempt to resell the Equipment at the Location for a period of 120 days from the expiration of the Term of the Schedule or any extensions thereof. During this period the Equipment must remain operational and Lessee must provide adequate electrical power, lighting, heat, water and compressed air, necessary to permit Lessor to demonstrate the Equipment to any potential buyer. If an auction is necessary to dispose of the Equipment, Lessor shall be permitted to auction the Equipment at the Location.

5. INDEXING. If on the Commencement Date, the highest yield on four (4) year Treasury Notes, as published in THE WALL STREET JOURNAL, with a maturity date on or closest to the maturity date of this Schedule (the "Index"), exceeds 4.33% (the "Yield"), the Monthly Rental Payment provided herein shall automatically be increased for the full term to reflect such increase in the Yield. As soon as practicable thereafter, Lessor shall provide Lessee with written notice of any increase in the Monthly Rental Payment. Lessor's calculations shall be conclusive absent manifest error.



LESSOR:                                        LESSEE:

FINOVA CAPITAL CORPORATION                     TOMAHAWK II, INC.

BY:                                            BY: Michael H. Lorber
    -------------------------------                ----------------------------

PRINTED NAME:                                  PRINTED NAME: Michael H. Lorber
              ---------------------                          ------------------

TITLE:                                         TITLE:    VP Finance & CFO
       ----------------------------                   -------------------------

ADDRESS:                                       ADDRESS:

115 WEST CENTURY ROAD, P.O. BOX 907            8315 CENTURY PARK, COURT #200
PARAMUS, NEW JERSEY 07653                      SAN DIEGO, CALIFORNIA 92123

DATE ACCEPTED:                                 DATED:        11/19/98
               ---------------------                  --------------------------

3. ADDITIONAL TERMS WITH RESPECT TO THE CARE AND USE OF THE EQUIPMENT. In addition to Lessee's obligations under Paragraph 7 of the Lease, Lessee shall
(i) lubricate the Equipment on a basis that conforms to the maintenance manual and/or lubrication schedule recommended by the manufacturer of the Equipment, and (ii) purchase replacement parts only from sources approved by the manufacturer. Copies of all purchase orders for such replacement parts are to be retained in Lessee's file relating to the Equipment.

4. ADDITIONAL TERMS WITH RESPECT TO THE CONDITIONS OF REDELIVERY. In addition to Lessee's obligations under Paragraph 8 of the Lease, Lessee shall (i) dismantle and handle the Equipment in accordance with the manufacturer's specifications or normal industry accepted practices for new equipment. Any special transportation devices, such as metal skids, lifting slings, brackets, etc., which were with the Equipment when it was delivered or equivalent devices must be used; (ii) block all sliding members, secure all swinging doors, pendants and other swinging components, wrap, box, band and label all components and documents in an appropriate manner to facilitate the efficient reinstallation of the components; (iii) remove all process fluids from the Equipment and dispose of the same in accordance with prevailing waste disposal laws and regulations; (iv) clean and dry sumps and tanks; (v) not ship any "Hazardous Waste" materials with the equipment; (vi) fill all Internal fluids such as lube oil and hydraulic oil to operating levels, secure filler caps and seal disconnected hoses; (vii) wire together all lock keys and secure the same to a major external component of the equipment; (viii) cause the Equipment to be complete, fully functional with no missing components or attachments, rust free with all boots, guards and seals clean and with all batteries for control memories fully charged.

     Lessor shall have the right to attempt to resell the Equipment at the Location for a period of 120 days from the expiration of the Term of the Schedule or any extensions thereof. During this period the Equipment must remain operational and Lessee must provide adequate electrical power, lighting, heat, water and compressed air, necessary to permit Lessor to demonstrate the Equipment to any potential buyer. If an auction is necessary to dispose of the Equipment, Lessor shall be permitted to auction the Equipment at the Location.

5. INDEXING. If on the Commencement Date, the highest yield on four (4) year Treasury Notes, as published in The Wall Street Journal, with a maturity date on or closest to the maturity date of this Schedule (the "Index"), exceeds 4.33% (the "Yield"), the Monthly Rental Payment provided herein shall automatically be increased for the full term to reflect such increase in the Yield. As soon as practicable thereafter, Lessor shall provide Lessee with written notice of any increase in the Monthly Rental Payment. Lessor's calculations shall be conclusive absent manifest error.



LESSOR:                                       LESSEE:

FINOVA CAPITAL CORPORATION                    TOMAHAWK II, INC.

BY: /s/ A. Holland                            BY: /s/ Michael H. Lorber
   --------------------------------               ----------------------------
PRINTED NAME:  A. Holland                     PRINTED NAME:  Michael H. Lorber

TITLE: Director, Contr Admin                  TITLE:    VP Finance & CFO
                                                     -------------------------
ADDRESS:                                      ADDRESS:

115 WEST CENTURY ROAD, P.O. BOX 907           8315 CENTURY PARK, COURT #200
PARAMUS, NEW JERSEY 07653                     SAN DIEGO, CALIFORNIA 92123

DATE ACCEPTED:      12-2-98                   DATED:       12/19/98

                                                   FINOVA
                                                   FINANCIAL INNOVATORS
                                                   VIA FACSIMILE
                                                   115 WEST CENTURY ROAD
                                                   P.O. BOX 907
                                                   PARAMUS, NEW JERSEY 07653
December 1, 1998                                   TEL (201) 634-3300


Mr. Michael H. Lorber
Tomahawk II, Inc.
8315 Century Park
Court #200
San Diego, CA 92123

Re: Master Lease Schedule No. C0856001 to Equipment Lease No. C0856001 between Tomahawk II, Inc. as Lessee and FINOVA Capital Corporation as Lessor (the "Lease Agreement").

Dear Mr. Lorber:

Please be advised that the monthly rental payments as currently stated on the Master Lease Agreement, being six months at $6,435.43 followed by forty-two months at $11,329.53 were calculated based upon CNC
Associates. Inc. payoff (the "CNC Payoff") amount of $397,248.60.

It has been determined that the CNC Payoff has been increased to $398,158.86 and therefore the monthly rental payments will increase to six months at $6,450.17 followed by forty-two months at $11,355.49.

All other terms and conditions of the Lease Agreement remain unchanged.

Your signature below will acknowledge the foregoing.

Very truly yours,

FINOVA Capital Corporation



Anthony M. Holland
Director, Contract Administration

ACKNOWLEDGED AND AGREED:
BY: TOMAHAWK II, INC.

By: /s/ Michael H. Lorber
Dated:    12/1/98

                                    Exhibit B

                                                   FINOVA Capital Corporation
                                                   115 West Century Road
                                                   P.O. Box 907
                                                   Paramus, New Jersey 07653
                                                   Telephone (201) 634-3300


                     CORPORATE RESOLUTION AUTHORIZING LEASE


       I, Michael Lorber the duly elected Secretary of Tomahawk II, Inc., a California corporation do hereby certify that at a Special Meeting of the Board of Directors of said Corporation held on the 23rd day of October, 1998, the following resolution was adopted and remains in full force and effect:


               "RESOLVED, that any President, Vice President, Treasurer or Secretary or if not such officer then the authorized signatory listed below, be and are authorized and directed to enter into, execute and deliver on behalf of this Corporation a Lease Agreement with FINOVA Capital Corporation whereby this Corporation will lease certain equipment on such terms and conditions as set forth in said lease, a copy of which lease was exhibited to the Board of Directors or such other terms as such officers deem advisable."

            Fill in name of authorized signatory
            if an officer does not execute Lease ______________________________


        IN WITNESS WHEREOF, I have affixed my name as Secretary of said Corporation and have caused the corporate seal of said Corporation to be hereunto affixed this 19th day of November, 1998.



                                                      /s/ Michael H. Lorber
                                                      -------------------------
                                                      (Secretary)

                                    Exhibit C

________________, 1998

FINOVA Capital Corporation
115 West Century Road
Paramus, NJ 07652

                                  BILL OF SALE

For good and valuable consideration, the receipt of which is hereby acknowledged, Tomahawk II, Inc. ("Tomahawk") hereby sells to FINOVA Capital Corporation ("FINOVA") all it's rights, title and interest in and to the equipment ("Equipment") which is the subject of and is described on that certain Master Lease Schedule No. C0856001 to Equipment Lease No. C0856001 between FINOVA as Lessor and Tomahawk as Lessee on an "AS IS' "WHERE IS" basis and conveys onto FINOVA good and marketable title to the Equipment, free and clear of all liens, security interests, pledges, claims, charges, encumbrances, agreements, rights or interests of third parties or other imperfections of title.


Tomahawk II, Inc.


By: /s/ Michael H. Lorber
    ---------------------------
Printed Name: Michael H. Lorber
              -----------------
Title:    VP - Finance & CFO
       ------------------------

                                                    FINOVA Capital Corporation
                                                    113 West Century Road
                                                    P.O. Box 951
                                                    Paramus, New Jersey 07653
                                                    (201) 631-3300
                                                    [STAMP]

                                 Exhibit D

                                  GUARANTY

1.     RECITALS

       (a) This Guaranty is made by the undersigned (hereinafter each called a "Guarantor"), in favor of FINOVA Capital Corporation ("FINOVA")

       (b) FINOVA intends to enter into one or more financial transactions (collectively "Transactions") with Tomahawk II, Inc. ("Debtor") evidenced by certain equipment leases, notes, security agreements, mortgages, deeds of trust or other instruments ("Agreements").

       (c) Guarantor has a financial or other interest in Debtor and/or the Transactions, and expects to obtain a financial or other benefit if FINOVA enters into the Transactions.

2.     GUARANTY

In order to induce FINOVA to enter into one or more Transactions and Agreements with Debtor, and in consideration thereof.

       (a) Guarantor unconditionally guarantees to FINOVA the prompt payment, when due, of all now existing or hereafter arising indebtedness and obligations of Debtor to FINOVA of every kind or nature, however arising ("Indebtedness").

       (b) Guarantor unconditionally guarantees to FINOVA the prompt, full and faithful performance and discharge by Debtor of each and every term, condition, agreement representation, warranty and provision of the part of Debtor made in connection with the Transactions and the Agreements or any modification, amendment or substitution thereof.

       (c) Guarantor shall, on demand, reimburse FINOVA for all expenses, collection charges, court costs and reasonable attorneys' fees incurred by FINOVA in endeavoring to collect or enforce any of FINOVA's rights and remedies against Debtor and/or Guarantor or any other person or concern liable thereto.

       (d) Guarantor shall pay all of the foregoing amounts and perform all of the foregoing terms, covenants and conditions notwithstanding that any part or all of the Transactions or the Agreements shall be void or voidable as against Debtor or any of Debtor's creditors, including a trustee in bankruptcy of Debtor, by reason of any fact or circumstances including, without limitation, failure by any person to file any document or to take any other action to make any of the Transactions or Agreements enforceable in accordance with their respective terms.

3.     PRIMARY NATURE OF GUARANTY

The liability of Guarantor hereunder is primary, absolute, unconditional, direct and independent of the obligations of Debtor. Nothing shall discharge or satisfy Guarantor's liability hereunder except the full performance and payment of all of Debtor's obligations to FINOVA, with interest. Guarantor also agrees that the obligations of Guarantor hereunder shall not be relieved in the event FINOVA fails to protect or otherwise impairs any collateral.

4.     WAIVERS BY GUARANTOR

       (a) Guarantor waives notice of acceptance hereof and of all notices and demands of any kind to which Guarantor may be entitled including without limitation, all demands of payment and notice of nonpayment, protest and dishonor to Guarantor, or Debtor, or the makers or endorsers of any notes or other instruments for which Guarantor is or may be liable hereunder. Guarantor further waives notice of and hereby consents to any agreement or arrangement for subordination, composition, arrangement, discharge or release of any part of Debtor's obligations under any of the Transactions or Agreements or release of other guarantors, or for compromise of any sums due in any way whatsoever; and the same shall in no way impair Guarantor's liability hereunder.

       (b) Guarantor waives any right to require FINOVA to: (i) proceed against Debtor; (ii) proceed against or exhaust any security held by FINOVA of Debtor or others; or (iii) pursue any other remedy which FINOVA may have, including against any other guarantor of Debtor's obligations to FINOVA.

       (c) Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against the Debtor or any person directly or contingently liable for the obligations guaranteed hereunder, or against or with respect to the Debtor's property (including, without limitation property collateralizing the obligations guaranteed hereunder), arising from the existence or performance of this Guaranty.

5.     GUARANTOR'S PROPERTY AS SECURITY FOR GUARANTY

All sums at any time to Guarantor's credit and any of Guarantor's property at any time in FINOVA's possession shall be deemed held by FINOVA as security for any and all of Guarantor's obligations to FINOVA hereunder.

6.     SUBORDINATION - WAIVER OR RIGHT OF SUBROGATION

Any and all present and future indebtedness and obligations of Debtor to Guarantor are hereby postponed in favor or and subordinated to the full payment and performance of all present and future obligations of Debtor to FINOVA.

To the extent FINOVA receives payment on account of the indebtedness guaranteed hereby, which payment is thereafter set aside or required to be repaid by FINOVA in whole or in part, then, to the extent of any sum not finally retained by FINOVA (regardless of whether such sum is recovered from FINOVA by Debtor, its trustee or any other party acting for, on behalf of or through Debtor), Guarantor's obligations to FINOVA under this Guaranty, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until Guarantor has made payment to FINOVA for such repaid payments.

Guarantor hereby irrevocably waives and relinquishes all statutory, contractual, common law, equitable and all other claims against Debtor, any collateral for the indebtedness guaranteed hereby or other assets of Debtor or any other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to FINOVA by Guarantor hereunder and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantor Debtor or any other obligor with respect to the indebtedness guaranteed hereby or realized from their property.

7.     EVENTS OF DEFAULT

If Guarantor or Debtor should at any time become insolvent, or make a general assignment for the benefit of creditors, or if a proceeding shall be commenced by, against or in respect of Guarantor or Debtor under the Federal Bankruptcy Code or any state insolvency law, or if any individual Guarantor dies, any and all of Guarantors obligations under this Guaranty shall, at FINOVA's option, forthwith become due and payable without notice.

8.     CONTINUING NATURE OF GUARANTY

This is a continuing guaranty. This instrument shall continue in full force and effect until terminated by the actual receipt by FINOVA of written notice of termination from a Guarantor. Such termination shall be applicable only to the Agreements or Transactions having their inception thereafter, and rights and obligations arising out of the Agreements or Transactions having their inception prior to such termination shall not be affected.

9.     NO WAIVER BY FINOVA

No failure, omission or delay on the part of FINOVA in exercising any rights hereunder or in taking any action, to collect or enforce payment or performance of any of the Agreements or any of the Transactions, either against Debtor or any other person liable therefore, shall operate as a waiver of any such right or shall, in any manner, prejudice the rights of FINOVA against Guarantor.

10.    CUMULATIVE REMEDIES

All of FINOVA's rights, remedies and recourse under the Agreements or Transactions or this Guaranty, are separate and cumulative and may be pursued separately, successively or concurrently, are non-exclusive and the exercise of any one or more of them, shall in no way limit or prejudice any other legal or equitable right, remedy or recourse to which FINOVA may be entitled.

11.    MODIFICATIONS

No provision hereof shall be modified or limited, except by a written agreement expressly referring hereto and to the provision so modified or limited, and signed by Guarantor and FINOVA.

12.    COVENANTS OF GUARANTOR

Guarantor represents that all financial and other information furnished to FINOVA was, at the time of delivery, true and correct. Guarantor agrees to provide FINOVA with such financial information as set forth in the Loan and
Security Agreement between Debtor and FINOVA dated            , 1998 and such
other financial or credit information as FINOVA reasonably requests until all obligations of Debtor to FINOVA are paid in full.

13.    MERGER

This writing is intended by the parties as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement of guaranty. No course of prior dealings between the parties, no usage of the trade, and no parole or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term used in this agreement of guaranty.

14.    SEVERABILITY

In case any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

15.    NOTICES

Guarantor agrees that any notice or demand upon Guarantor shall be deemed to be sufficiently given or served if it is in writing and is personally served, or in lieu of personal service is mailed by first class certified mail, postage prepaid, or by private courier such as Federal Express, addressed to Guarantor at the addresses set forth below. Any notice or demand so mailed shall be deemed received on the date of actual receipt or the first business day following mailing, whichever first occurs.

16.    GOVERNING LAW

THIS INSTRUMENT SHALL FOR ALL PURPOSES BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA. GUARANTOR CONSENTS TO THE PERSONAL JURISDICTION OF ANY FEDERAL COURT IN THE STATE OF ARIZONA OR ANY STATE COURT LOCATED IN MARICOPA COUNTY, ARIZONA WITH RESPECT TO ANY LEGAL ACTION COMMENCED HEREUNDER AND TO THE FULLEST EXTENT ALLOWED BY LAW. GUARANTOR HEREBY WAIVES ANY OBJECTION GUARANTOR MAY HAVE TO THE VENUE OF SUCH COURTS OR THE CONVENIENCE OF THIS FORUM. NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE FINOVA FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF.

GUARANTOR WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED HEREON. GUARANTOR ALSO WAIVES THE BENEFIT OF ANY STATUTE OF LIMITATIONS AFFECTING GUARANTOR'S LIABILITY HEREUNDER OR THE ENFORCEMENT THEREOF.

17.    SUCCESSORS AND ASSIGNS

This Guaranty shall inure to the benefit of FINOVA, its successors and assigns and shall be binding on Guarantor and its successors and assigns, and/or heirs, administrators or personal representatives.

       IN WITNESS WHEREOF, the undersigned Guarantor has duly executed this Guaranty this 1st day of December, 1998.


                             CORPORATE GUARANTOR

                            TOMAHAWK CORPORATION


                         By: /s/ S. M. CAIRA  President
                            -------------------------------------
                                         (Title)


                             8315 Century Park Court, Ste 200
                            -------------------------------------
                                     (Street Address)


                             San Diego, CA 92123
                            -------------------------------------
                                 (City, State, Zip Code)

                           CORPORATE RATIFICATION

I TOM DUSMET, duly authorized Corporate Secretary declare and ratify on behalf of the TOMAHAWK CORPORATION the following:

I am the duly elected Corporate Secretary of the TOMAHAWK CORPORATION, pursuant to the bylaws of the corporation, and I am authorized by the corporation to make this ratification.

STEVEN M. CAIRA, President of the TOMAHAWK CORPORATION, is lawfully and duly authorized to enter into the above-executed Guaranty Agreement with FINOVA FINANCIAL CORPORATION INC. The above signature is that of STEVEN M. CAIRA, President of the TOMAHAWK CORPORATION.

The TOMAHAWK CORPORATION hereby ratifies the GUARANTY AGREEMENT between TOMAHAWK CORPORATION and FINOVA FINANCIAL CORPORATION as executed by TOMAHAWK CORPORATION President STEVEN M. CAIRA.

Executed this First day of December 1998.

/s/ Tom Dusmet   Corporate Secretary
----------------

IN WITNESS WHEROF, I have affixed my name as Secretary of the Corporation and have caused the corporate seal of the Corporation to be affixed this First day of December 1998

/s/ Tom Dusmet   Corporate Secretary
----------------
TOM DUSMET

                                                 FINOVA Capital Corporation
                                                 115 West Century Road
                                                 P.O. Box 907
                                                 Paramus, New Jersey 07653
                                                 Telephone (201) 634-3300



                                  Exhibit E

                              MASTER LEASE SCHEDULE


NO. C0856002 TO EQUIPMENT LEASE NO. C0856001 (THE "LEASE")

EQUIPMENT LEASED:                                SUPPLIER:
See Schedule "A" attached hereto                 CMM Products
                                                 3185 Airway Avenue
                                                 Costa Mesa, CA 92626


LOCATION OF EQUIPMENT:
8315 Century Park
Court #200
San Diego, CA 92123

TERM OF SCHEDULE: FORTY-EIGHT (48) MONTHS


SIX (6) SUCCESSIVE MONTHLY RENTAL PAYMENTS EACH IN THE AMOUNT OF $1,782.00 FOLLOWED BY FORTY-TWO (42) SUCCESSIVE MONTHLY RENTAL PAYMENTS EACH IN THE AMOUNT OF $3,137.20, SUBJECT TO THE INDEXING PROVISION CONTAINED HEREIN, PAYABLE IN ARREARS.


                         ADDITIONAL TERMS AND CONDITIONS

1. LEASE OF EQUIPMENT. Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease and rent from Lessor the Equipment listed above, or on any Schedule attached hereto, for the term and the rental payments provided herein, all subject to the terms and conditions of the Lease.

2. OPTION TO PURCHASE. Provided Lessee is not in default under the Lease or this Schedule or under any other Lease or agreement with Lessor, Lessee shall have the right, at the expiration of the Term of this Schedule or any extended term thereof, upon not less than 120 days' prior written notice to Lessor, to purchase the Equipment leased hereunder, in whole but not in part, on an as-is, where-is basis for the fair market value thereof which the parties agree is $1.00.

3. ADDITIONAL TERMS WITH RESPECT TO THE CARE AND USE OF THE EQUIPMENT. In addition to Lessee's obligations under Paragraph 7 of the Lease, Lessee shall
(i) lubricate the Equipment on a basis that conforms to the maintenance manual and/or lubrication schedule recommended by the manufacturer of the Equipment, and (ii) purchase replacement parts only from sources approved by the manufacturer. Copies of all purchase orders for such replacement parts are to be retained in Lessee's file relating to the Equipment.

4. ADDITIONAL TERMS WITH RESPECT TO THE CONDITIONS OF REDELIVERY. In addition to Lessee's obligations under Paragraph 8 of the Lease, Lessee shall (i) dismantle and handle the Equipment in accordance with the manufacturer's specifications or normal industry accepted practices for new equipment. Any special transportation devices, such as metal skids, lifting slings, brackets, etc., which were with the Equipment when it was delivered or equivalent devices must be used; (ii) block all sliding members, secure all swinging doors, pendants and other swinging components, wrap, box, band and label all components and documents in an appropriate manner to facilitate the efficient reinstallation of the components; (iii) remove all process fluids from the Equipment and dispose of the same in accordance with prevailing waste disposal laws and regulations; (iv) clean and dry sumps and tanks; (v) not ship any "Hazardous Waste" materials with the equipment; (vi) fill all internal fluids such as lube oil and hydraulic oil to operating levels, secure filler caps and seal disconnected hoses; (vii) wire together all lock keys and secure the same to a major external component of the equipment; (viii) cause the Equipment to be complete, fully functional with no missing components or attachments, rust free with all boots, guards and seals clean and with all batteries for control memories fully charged.

     Lessor shall have the right to attempt to resell the Equipment at the Location for a period of 120 days from the expiration of the Term of the Schedule or any extensions thereof. During this period the Equipment must remain operational and Lessee must provide adequate electrical power, lighting, heat, water and compressed air, necessary to permit Lessor to demonstrate the Equipment to any potential buyer. If an auction is necessary to dispose of the Equipment, Lessor shall be permitted to auction the Equipment at the Location.

5. INDEXING. If on the Commencement Date, the highest yield on four (4) year Treasury Notes, as published in THE WALL STREET JOURNAL, with a maturity date on or closest to the maturity date of this Schedule (the "Index"), exceeds 4.33% (the "Yield"), the Monthly Rental Payment provided herein shall automatically be increased for the full term to reflect such increase in the Yield. As soon as practicable thereafter, Lessor shall provide Lessee with written notice of any increase in the Monthly Rental Payment. Lessor's calculations shall be conclusive absent manifest error.



LESSOR:                                       LESSEE:

FINOVA CAPITAL CORPORATION                    TOMAHAWK II INC.

BY:                                           BY: /s/ Michael H. Lorber
   -------------------------                      ----------------------------

PRINTED NAME:                                 PRINTED NAME: Michael H. Lorber
             ---------------                               -------------------

TITLE:                                        TITLE:       VP-Finance & CFO
      ----------------------                        --------------------------

ADDRESS:                                      ADDRESS:

115 WEST CENTURY ROAD, P.O. BOX 907           8315 CENTURY PARK, COURT #200
PARAMUS, NEW JERSEY 07653                     SAN DIEGO, CALIFORNIA 92123

DATE ACCEPTED:                                DATED:    1/18/99
              ------------------                    ---------------

              Schedule "A" to Master Lease Schedule No. C0856002 to
             Equipment Lease No. C0856001 between Tomahawk II, Inc.
               as Lessee and FINOVA Capital Corporation as Lessor.

Qty                               Description

 1     DEA Gamma 1204 CNC CMM
       Measuring Range: 80" x40" x27"
       Accuracy: .0008 (Volumetric - Over entire envelope)
       Repeatability: +/- .0002"

       Virtual-Dimis Measuring Software:
       Direct Joystick Measurement
       Self Teach Part Programming
       CNC Part Program Execution
       Graphical On & Off-Line Part Program Creation
       3D Direct CAD Link
       Solid Model Graphical Representation
       Multi-Tasking Capabilities
       Comprehensive Multi-Media Help
       Software Algorithms Approved to EUR 13417 Test Report
       Networking Capabilities

       New Computer Hardware Specifications:
       IMS 450 Mhz Pentium II w/MMX Processor
       128 MB SDRAM
       4.0 GB Hard Drive
       32 X Max Variable CD-ROM Drive
       3.5" Diskette Drive
       4 MB PCI Graphics Accelerator
       16-Bit Stereo Sound System
       Universal Serial Bus Connections
       56K External Modem
       Network Card
       Microsoft Windows '98 Pre-Installed
       17" Color Monitor
       HP 722C Ink Jet Printer

       Measuring Software Upgrade System:
       M9 Based Electronic System, 32-Bit Transputer-Based Continuous Motion Serve Control Card Assembled into the PC
       Portable Joystick Teach Box Unit w/ Interface
       System Desk for Computer & Peripherals
       On-Line System Diagnostic Software

       Probing System:
       Renishaw Motorized PH-9 Probe Head
       Renishaw TP-2 Touch Probe
       Renishaw Probe Kit

Surface Module Included

Miscellaneous Accessories:
Wilkerson Air Dryer
Norgren H20 & Particle Seperators
Reference Sphere
Clamping Kit

Training Applications Support & Software Maintenance:
Virtual-Dimis Training Course, 4 Days for 2 Persons in Brea, CA
Six Months Software Up-Dates at No Charge

Installation & Standard Calibration Included

                                                 FINOVA Capital Corporation
                                                 115 West Century Road
                                                 P.O. Box 907
                                                 Paramus, New Jersey 07653
                                                 Telephone (201) 634-3300




                                   Exhibit F

                              MASTER LEASE SCHEDULE


NO. C0856002 TO EQUIPMENT LEASE NO. C0856001 (THE "LEASE")

EQUIPMENT LEASED:                                SUPPLIER:
See Schedule "A" attached hereto                 CMM  Products
                                                 3185 Airway Avenue
                                                 Costa Mesa, CA 92626


LOCATION OF EQUIPMENT:
8315 Century Park
Court #200
San Diego, CA 92123

TERM OF SCHEDULE: FORTY-EIGHT (48) MONTHS


SIX (6) SUCCESSIVE MONTHLY RENTAL PAYMENTS EACH IN THE AMOUNT OF $1,879.20 FOLLOWED BY FORTY-TWO (42) SUCCESSIVE MONTHLY RENTAL PAYMENTS EACH IN THE AMOUNT OF $3,308.32, SUBJECT TO THE INDEXING PROVISION CONTAINED HEREIN, PAYABLE IN ARREARS.


                         ADDITIONAL TERMS AND CONDITIONS

1. LEASE OF EQUIPMENT. Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease and rent from Lessor the Equipment listed above, or on any Schedule attached hereto, for the term and the rental payments provided herein, all subject to the terms and conditions of the Lease.

2. OPTION TO PURCHASE. Provided Lessee is not in default under the Lease or this Schedule or under any other Lease or agreement with Lessor, Lessee shall have the right, at the expiration of the Term of this Schedule or any extended term thereof, upon not less than 120 days' prior written notice to Lessor, to purchase the Equipment leased hereunder, in whole but not in part, on an as-is, where-is basis for the fair market value thereof which the parties agree is $1.00.

3. ADDITIONAL TERMS WITH RESPECT TO THE CARE AND USE OF THE EQUIPMENT. In addition to Lessee's obligations under Paragraph 7 of the Lease, Lessee shall
(i) lubricate the Equipment on a basis that conforms to the maintenance manual and/or lubrication schedule recommended by the manufacturer of the Equipment, and (ii) purchase replacement parts only from sources approved by the manufacturer.. Copies of all purchase orders for such replacement parts are to be retained in Lessee's file relating to the Equipment.

4. ADDITIONAL TERMS WITH RESPECT TO THE CONDITIONS OF REDELIVERY. In addition to Lessee's obligations under Paragraph 8 of the Lease, Lessee shall (i) dismantle and handle the Equipment in accordance with the manufacturer's specifications or normal industry accepted practices for new equipment. Any special transportation devices, such as metal skids, lifting slings, brackets, etc., which were with the Equipment when it was delivered or equivalent devices must be used; (ii) block all sliding members, secure all swinging doors, pendants and other swinging components, wrap, box, band and label all components and documents in an appropriate manner to facilitate the efficient reinstallation of the components; (iii) remove all process fluids from the Equipment and dispose of the same in accordance with prevailing waste disposal laws and regulations; (iv) clean and dry sumps and tanks; (v) not ship any "Hazardous Waste" materials with the equipment; (vi) fill all internal fluids such as lube oil and hydraulic oil to operating levels, secure filler caps and seal disconnected hoses; (vii) wire together all lock keys and secure the same to a major external component of the equipment; (viii) cause the Equipment to be complete, fully functional with no missing components or attachments, rust free with all boots, guards and seals clean and with all batteries for control memories fully charged.

     Lessor shall have the right to attempt to resell the Equipment at the Location for a period of 120 days from the expiration of the Term of the Schedule or any extensions thereof. During this period the Equipment must remain operational and Lessee must provide adequate electrical power, lighting, heat, water and compressed air, necessary to permit Lessor to demonstrate the Equipment to any potential buyer. If an auction is necessary to dispose of the Equipment, Lessor shall be permitted to auction the Equipment at the Location.

5. INDEXING. If on the Commencement Date, the highest yield on four (4) year Treasury Notes, as published in THE WALL STREET JOURNAL, with a maturity date on or closest to the maturity date of this Schedule (the "Index"), exceeds 4.33% (the "Yield"), the Monthly Rental Payment provided herein shall automatically be increased for the full term to reflect such increase in the Yield. As soon as practicable thereafter, Lessor shall provide Lessee with written notice of any increase in the Monthly Rental Payment. Lessor's calculations shall be conclusive absent manifest error.

This Master Lease Schedule cancels and supercedes previous dated January 18, 1999 by Lessee.

LESSOR:                                       LESSEE:

FINOVA CAPITAL CORPORATION                    TOMAHAWK II, INC.

BY:  /s/ A. Holland                           BY:  /s/ Michael H. Lorber
   ----------------------                        -----------------------------

PRINTED NAME: A. Holland                      PRINTED NAME: Michael H. Lorber
            -------------------                            --------------------

TITLE: Director, Cont. Admn.                  TITLE:       VP-Finance & CFO
       ------------------------                     ---------------------------

ADDRESS:                                      ADDRESS:

115 WEST CENTURY ROAD, P.O. BOX 907           8315 CENTURY PARK, COURT #200
PARAMUS, NEW JERSEY 07653                     SAN DIEGO, CALIFORNIA 92123

DATE ACCEPTED: 2/24/99                        DATED:       2/22/99
              --------------------                  -------------------------